UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

331 N. Main Street Euless, Texas 76039 (Address of principal executive offices, including ZIP code)
(817) 835-4105 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 4, 2012, U.S. Concrete, Inc., announced today that its wholly owned subsidiary, Central Concrete Supply Co., Inc., completed the sale of its real property located at 150 South Linden Avenue, South San Francisco, California for $3.35 million in cash.

A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of U.S. Concrete, Inc. dated October 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: October 8, 2012	By: /s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer

Exhibit Index
Exhibit No.	Exhibit
99.1	Press Release of U.S. Concrete, Inc. dated October 8, 2012